Exhibit 99.3

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 (No. 333-123077) of Wm. Wrigley Jr. Company of our report dated September 1, 2005 relating to the financial statements of the Non-Chocolate Confectionery Business (a component of Kraft Foods Inc.), which appears in the Current Report on Form 8-K/A of Wm. Wrigley Jr. Company dated September 13, 2005.

PricewaterhouseCoopers LLP
Chicago, Illinois
September 13, 2005